UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 29, 2007
FIRST NATIONAL MASTER NOTE TRUST
FIRST NATIONAL FUNDING LLC
FIRST NATIONAL BANK OF OMAHA

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor, as specified in their respective charters)

Nebraska	333-140273	02-0598125 (First National Funding LLC)

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 Dodge Street Stop Code 3395, Omaha, Nebraska	68197

(Address of principal executive offices)	(Zip Code)
(402) 341-0500

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Underwriting Agreement
Series 2007-2 Indenture Supplement
Second Amendment to Transfer and Servicing Agreement
Second Amendment to Second Amended and Restated Pooling and Servicing Agreement

Item 1.01. Entry into a Material Definitive Agreement.
     Issuance of Series 2007-2 Asset Backed Notes
     Reference is made to the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-140273) filed with the Securities and Exchange Commission on January 29, 2007 (as amended by pre-effective Amendment No. 1 on March 23, 2007) and declared effective on April 3, 2007. On November 29, 2007, First National Master Note Trust publicly issued $349,550,000 of Class A Asset Backed Notes, Series 2007-2 (the “Class A Notes”) described in a Prospectus Supplement dated November 20, 2007 to a Prospectus dated November 19, 2007.
     On November 29, 2007, First National Master Note Trust also issued $34,000,000 of Class B Asset Backed Notes, Series 2007-2 (the “Class B Notes”) and $41,450,000 of Class C Asset Backed Notes, Series 2007-2 (the “Class C Notes”) to First National Bank of Omaha, a national banking association and an affiliate of First National Master Note Trust (“FNBO”). The Class B Notes and Class C Notes were offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption set forth in Section 4(2) of the Act.
     Use of Proceeds — Class A Notes
     The public offering of the Class A Notes was made under the Registration Statement and was terminated on November 29, 2007 upon the sale of all of the Class A Notes. The underwriters of the Class A Notes were Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC.
     During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Class A Notes with respect to underwriting commissions and discounts was $699,100. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes are $348,850,900. Other expenses, including legal fees and other costs and expenses relating to the offer of the Class A Notes, are reasonably estimated to be $500,000 and net proceeds from the sale of the Class A Notes to the Issuer, after deduction of expenses, are reasonably estimated to be $348,350,900. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
     The net proceeds from the sale of the Class A Notes, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from FNBO. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

1.1	Underwriting Agreement dated November 20, 2007, among First National Funding LLC, First National Bank of Omaha and Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc., individually and as representatives of the several underwriters

4.1	Series 2007-2 Indenture Supplement dated as of November 29, 2007 between First National Master Note Trust and The Bank of New York Trust Company, N.A., as indenture trustee

4.2	Second Amendment to Transfer and Servicing Agreement dated as of October 31, 2007, among First National Funding LLC, First National Bank of Omaha and First National Master Note Trust and acknowledged and accepted by The Bank of New York Trust Company, N.A., as successor indenture trustee to The Bank of New York

4.3	Second Amendment to Second Amended and Restated Pooling and Servicing Agreement dated as of October 31, 2007 among First National Funding LLC, First National Bank of Omaha and The Bank of New York Trust Company, N.A., as successor indenture trustee to The Bank of New York

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2007	FIRST NATIONAL FUNDING LLC, as Depositor By: First National Funding Corporation, Managing Member
	By	/s/ Karlyn M. Knieriem
Karlyn M. Knieriem, Senior Vice President